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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 7, 2006

                       UNIVERSAL TECHNICAL INSTITUTE, INC.
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             (Exact name of registrant as specified in its charter)

              Delaware                  1-31923               86-0226984
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    (State or other jurisdiction      (Commission          (IRS Employer
          of incorporation)           File Number)       Identification No.)

      20410 North 19th Avenue, Suite 200, Phoenix, Arizona        85027
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            (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (623) 445-9500

                                      None
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          (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

On August 7, 2006, Universal Technical Institute, Inc. (the "Company") issued a press release announcing the promotion of Sherrell Smith to Senior Vice President of Operations effective July 27, 2006. Senior Vice President Roger Speer will continue to lead the Custom Training Group and Support Services.

Mr. Smith, age 43, has been employed with the Company for 20 years serving in a variety of capacities including as Student Services Director and later as School Director for the Company's Phoenix campus. Subsequently he was promoted to Senior School Director and assumed oversight of another campus location. In 2004, he was named Regional Vice President of Operations where he was responsible for the oversight of six campuses. In his new role, he will be responsible for all campus operations and educational services.

The press release issued by the Company on August 7, 2006 is attached as Exhibit
99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

EXHIBIT #     DESCRIPTION
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99.1          Press Release of Universal Technical Institute, Inc., dated
              August 7, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNIVERSAL TECHNICAL INSTITUTE, INC.


Dated: August 7, 2006                        By:    /s/ Jennifer L. Haslip
                                                    ----------------------------
                                             Name:  Jennifer L. Haslip
                                             Title: Senior Vice President and
                                                    Chief Financial Officer